UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the Annual Meeting of Shareholders of First Financial Bancorp. (FFBC) held on May 22, 2012, shareholders approved the First Financial Bancorp. 2012 Stock Plan and amendments to the 2009 Non-Employee Director Stock Plan. For a description of the terms and conditions of the these plans, see “Proposal 2 - Approval of the 2012 Stock Plan” and “Proposal 3 - Approval of Amendments to the 2009 Non-Employee Director Stock Plan” in FFBC's proxy statement for its 2012 Annual Meeting of Shareholders, which description is incorporated herein by reference. Copies of the 2012 Stock Plan and Amended and Restated 2009 Non-Employee Director Stock Plan are included as Appendix A and B, respectively to the FFBC proxy statement for its 2012 Annual Meeting of Shareholders filed with the SEC on April 13, 2012 .
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) FFBC held its Annual Meeting of Shareholders on May 22, 2012 for the purpose of considering and acting upon the following matters:

1.
The election of the following nominees as directors with terms expiring in 2013: David S. Barker, Cynthia O. Booth, Mark A. Collar, Claude E. Davis, Murph Knapke, Susan L. Knust, William Kramer and Maribeth S. Rahe;

2.	Proposal to approve the 2012 Stock Plan;

3.	Proposal to approve amendments to the 2009 Non-Employee Director Stock Plan;

4.	To ratify the appointment of Ernst & Young LLP as FFBC's independent registered accounting firm for the fiscal year ending December 31, 2012;

5.	Advisory (non-binding) vote on executive compensation (“Say on Pay”); and

6.	To act upon any other items properly brought for consideration at the meeting.

As of March 26, 2012, the record date for the annual meeting, there were 58,499,863 eligible votes and approximately 29,249,932 votes counted toward a quorum at the meeting. 53,430,355 shares (or 91.33% of the shares outstanding) were voted.
(b) The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.
Item 1-Election of Directors
The FFBC shareholders elected all eight nominees for director. Each nominee will serve for a one year term ending in 2013. For each nominee, the votes cast for and against, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	For	Withhold	Abstentions	Broker Non-Votes
David S. Barker	47,835,663	513,026	N/A	N/A
Cynthia O. Booth	47,029,588	1,319,101	N/A	N/A
Mark A. Collar	48,004,211	344,478	N/A	N/A
Claude E. Davis	48,063,058	285,631	N/A	N/A
Murph Knapke	47,795,282	553,407	N/A	N/A
Susan L. Knust	47,864,148	484,541	N/A	N/A
William Kramer	47,863,785	484,904	N/A	N/A
Maribeth S. Rahe	48,008,437	340,252	N/A	N/A

Item 2-Approval of the 2012 Stock Plan
The FFBC shareholders approved the Plan. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
45,754,634	2,399,102	194,953	5,081,666
Item 3-Amendments to the 2009 Non-Employee Director Stock Plan
The FFBC shareholders approved the amendments to the Plan. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
46,326,941	1,759,235	262,513	5,081,666
Item 4-Ratification of Auditors
The FFBC shareholders ratified the Audit Committee's selection of Ernst & Young LLP as FFBC's independent registered public accounting firm for 2012. The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
52,778,838	544,382	107,135	N/A
Item 5 - Advisory Vote on Executive Compensation (“Say on Pay”)
The FFBC shareholders approved the advisory vote on the compensation of the FFBC executive officers named in the proxy statement for the 2012 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions, were as follows:

Aggregate Votes
For	Against	Abstentions	Broker Non-Votes
46,851,778	1,037,341	459,570	5,081,666

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Gregory A. Gehlmann
Gregory A. Gehlmann
Executive Vice President and General Counsel

Date:	May 25, 2012